OPPENHEIMER HOLDINGS INC. INVESTOR PRESENTATION 2Q-16 Presented by: Robert Lowenthal Senior Managing Director, Chairman of Management Committee Jeffrey Alfano Executive Vice President & Chief Financial Officer

SAFE HARBOR STATEMENT 2 This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Annual Report”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part II, “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward-Looking Statements’” of our 2015 Annual Report. Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2015 Annual Report and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. The company does not undertake any obligation to publicly update or revise any forward-looking statements.

OVERVIEW 3 Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Private client services and asset management solutions tailored to individuals’ unique financial objectives Investment banking services and capital markets products for institutions and corporations Wealth Management Capital Markets $78.7B Client Assets Under Administration ~1,200 Financial Advisers 94 offices in 24 states; 5 foreign jurisdictions $24.3B Client Assets Under Management +150 Institutional Sales Professionals 31 senior research analysts covering ~500 equity securities Note: Data as of June 30, 2016 Quick Facts

Cultural Values Business Principles Talent & Leadership Technology Investments 4 OUR CULTURAL VALUES Our core values and our culture are the most important and enduring strength of this firm. As we stay true to our principles, always doing what is right and best for our clients, then in the best and worst of times, we can feel justly proud of our efforts. As we make the changes necessary to evolve and to adapt, we face the future from a position of strength  Our reputation is based on integrity and trust. We always: – Take responsibility for our actions and decisions – Follow the spirit as well as the letter of the law – Keep customer information secure – Maintain an open dialogue with clients – Respect our competitors

Cultural Values Business Principles Talent & Leadership Technology Investments 5 OUR BUSINESS PRINCIPLES We are deeply committed to our clients and offer the same level of service to investors of all sizes.Client Focus Recommendations for each client are tailored and based on a deep-seeded knowledge of individual goals.Tailored Advice Our track record demonstrates a commitment to results driven investments and leadership in the financial marketplace.Trust Proven Expertise We have earned a role as a trusted adviser for our clients by consistently providing expertise, insight, and results.

 Changed leadership in Private Client Division  Added 14 new branch managers in the past year  Recalibrated expectations of financial advisers  Implemented New Financial Adviser recruitment deal  Created an Associate Financial Adviser Program Cultural Values Business Principles Talent & Leadership Technology Investments 6 INVESTING IN TALENT & LEADERSHIP Recruiting & Growth Key Initiatives  Internship and Training Program  Next Generation Program  “Oppenheimer University”  Professional Development  Firm-wide Communications

Cultural Values Business Principles Talent & Leadership Technology Investments 7 TECHNOLOGY INVESTMENTS We made substantial investments in technology to satisfy regulatory and compliance needs as well as to better service our clients – Invested in new platform for all investment advisory programs – Launched new mobile application – Implemented systems to improve surveillance capabilities – Enhanced Know Your Client system to gather more information on our clients – Engaged outside data experts to review and analyze big data

$- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 Institutional Equities Investment Banking Taxable Fixed Income Public Finance LET’S LOOK AT OUR RESULTS 8 Business Segment Results TTM 2Q-16 Shareholders' Equity at 6/30/16 (‘000s) $522,112 Book-value at 6/30/16 $38.45 Tangible Book-value at 6/30/16 $25.75 Market Cap at 8/4/16 (‘000s) $207,051 Share Price at 8/4/16 $15.61 TTM 2Q-16 Revenue (‘000s) $892,581 Total Revenue: $854.3M* Capital Markets Revenue Breakdown ($264.5M) * Does not include Commercial Mortgage Banking Segment which was discontinued in 2Q-16 (1) Wealth Management represents Private Client and Asset Management business segments Snapshot (1)

2011 2012 2013 2014 2015 TTM 6‐30‐16 Net Income/(Loss) $10,316 $(3,613) $25,061 $8,826 $1,962 $(2,711)  $(10,000)  $(5,000)  $‐  $5,000  $10,000  $15,000  $20,000  $25,000  $30,000 FINANCIAL RESULTS CONTINUED 9 Gross Revenue ($M) Net Income/(Loss) ($ thousands)  $800  $850  $900  $950  $1,000  $1,050 2011 2012 2013 2014 2015 TTM 6‐30‐16

CAPITAL STRUCTURE AS OF JUNE 30, 2016 10 Conservative Risk Profile Ratios Equity to Assets: Capitalization to Assets: Debt to Equity: Gross Leverage Ratio: 20% 26% 29% 4.9X ($ in thousands) June 30, 2016 Total Assets: $2,575,729 Stockholders’ Equity: Long-Term Debt: $522,112 $150,000 Total Capitalization: $672,112 Capital Structure  Straight-forward balance sheet  Level 3 assets represent 4.0% of total assets (primarily ARS)  Regulatory Net Capital of $120.5M  Regulatory Excess Net Capital of $98.7M  Long-term Debt Financing Secured Through 2018 Securities Inventory Composition $951.8M at June 30, 2016 Securities Trading  Primarily a client-facing business (limited proprietary trading)  High turnover of securities inventory  2015 VaR average of $708 thousand  Gross leverage ratio consistent around 5x

0.74 -0.27 1.77 0.62 0.14 0.39 0.76 -0.27 1.85 0.65 0.14 0.39 -0.50 0.00 0.50 1.00 1.50 2.00 2011 2012 2013 2014 2015 2Q-16 EPS - diluted EPS - basic 2.0% -0.7% 4.8% 1.7% 0.4% -0.5% -2.0% 0.0% 2.0% 4.0% 6.0% 2011 2012 2013 2014 2015 TTM 2Q-16 1.9% -0.1% 4.3% 2.6% 0.7% -0.4% -2.0% 0.0% 2.0% 4.0% 6.0% 2011 2012 2013 2014 2015 TTM 2Q-16 $24.47 $24.34 $26.19 $26.27 $26.13 $25.75 $37.16 $36.80 $38.77 $38.71 $38.84 $38.45 $10 $15 $20 $25 $30 $35 $40 $45 2011 2012 2013 2014 2015 2Q-16 Tangible BV per share Book Value per Share 11 SELECT FINANCIAL MEASURES Book Value ROE Earnings per Share ($) Pretax Margin (%)

WE CONTINUE TO ADDRESS THE ARS MATTER 12 Company ($M)Client ($B) ARS Holdings  Auction Rate Securities (“ARS”) failed in Feb. 2008 with over $330B outstanding in market  Oppenheimer clients held $2.8B in Feb. 2008  Settlements with New York Attorney General and Massachusetts Securities Division in Feb. 2010  ARS purchased from clients under regulatory settlements totals $116.9M through June 30, 2016  Eligible investors for future buybacks under the settlements with the regulators held approximately $34.3M of ARS as of June 30, 2016  Commitments to purchase under legal settlements and awards as of June 30, 2016 was $26.9M 2.790 1.301 0.846 0.579 0.300 0.244 0.194 0.167 0.144 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 5.3 4.5 36.7 70.4 77.1 91.6 98.6 92 90.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0

 ‐  1,000  2,000  3,000  4,000  5,000  6,000  7,000  8,000  9,000 2009 2010 2011 2012 2013 2014 2015 6‐30‐16 13 POSITIONED WELL FOR A RISING INTEREST RATE ENVIRONMENT  Low interest rates have had significant impact on interest and fee revenues  Firm’s interest rate sensitive products: – Cash sweep balances – Margin lending – Firm investments (Auction Rate Securities)  FDIC-insured bank deposit program has client assets of $7.2 billion Interest and Fee Revenues ($M) Cash Sweep Balances* ($M) *Money market funds plus FDIC-insured bank deposits F ed F un d s T arget R ate $111.4 $89.7 $45.5 $37.7 $33.8 $35.1 $35.5 $37.3 $41.4 $52.8 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0 $20 $40 $60 $80 $100 $120 2007 2008 2009 2010 2011 2012 2013 2014 2015 TTM 6- 30-16 Margin Interest Money Fund Sweep Program FDIC Money Market Product

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